Interest Income (Expense), Net (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest Income (Expense) [Abstract]
Income	$ 21	$ 31	$ 59
Expense	(46)	(34)	(50)
Total	(25)	(3)	9
Floating Rate Notes [Member]
Interest Income (Expense) Net (Textual) [Abstract]
Interest income (expense), net	6	3	8
Auction Rate Securities [Member]
Interest Income (Expense) Net (Textual) [Abstract]
Interest income (expense), net	$ 1	$ 2	$ 7